UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2009

_____________

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

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Maryland	000-51262	20-0068852
(State or other jurisdiction of	(Commission File Number)	IRS Employer
incorporation or organization)		Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant’s telephone number, including area code: (770) 449-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On June 29, 2009, Wells Real Estate Investment Trust II, Inc. renewed its advisory agreement (the "Renewed Advisory Agreement") with Wells Capital, Inc. The Renewed Advisory Agreement is effective through July 31, 2009. The terms of the Renewed Advisory Agreement are identical to those of the advisory agreement in effect through June 30, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: June 29, 2009	By:	/s/ Randall D. Fretz

Randall D. Fretz
Senior Vice President